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                                                            August 1, 1995



Lexington Components, Inc.
767 Third Avenue
New York, New York  10017

   Re:   Amendment to Financing Agreements
         ---------------------------------

Gentlemen:

        Reference is made to certain financing agreements dated January 11, 1990 between Lexington Components, Inc. ("LCI") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

        In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below (capitalized terms used herein shall have the meanings assigned thereto in the Accounts Agreement and in the other Financing Agreements, unless otherwise defined herein):

        1.   Definitions.
             -----------

             (a) The definition of "LCI Financing Agreements" contained in the Covenant Supplement to the Accounts Agreement is hereby amended to include, without limitation, the Additional Term Note (as defined below).

             (b) The definition of "LPC Financing Agreements" contained in the Covenant Supplement to the Accounts Financing Agreement [Security Agreement] between LPC and Congress is hereby amended to include, without limitation, the Term Promissory Note, dated of even date herewith, by LPC in favor of Congress, in the original principal amount of $1,000,000.

        2. ADDITIONAL TERM LOAN. Contemporaneously herewith, in order to evidence an additional one-time advance to LCI in the principal amount of $1,000,000 (the "Additional Term Loan"), LCI is executing and delivering to Congress the Term Promissory Note, dated of even date herewith, in the original principal amount of $1,000,000 (as the same now exists or may hereafter be amended, supplemented, renewed, extended, restated or replaced, the "Additional Term Note"). The Obligations evidenced by the Additional Term Note shall be payable, including interest and other amounts, as provided therein and, to the extent not inconsistent with the terms of the Additional Term Note, as provided in the other Financing Agreements, and shall be secured
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by all Collateral, other than LCI's real estate in La Grange, Georgia.

        3. Inventory Loans.

           (a)   ELIGIBLE INVENTORY.  Subparagraph 1a. of the Letter re:
Inventory Loans, dated March 23, 1990, by LCI in favor of Congress, as amended (the "Inventory Loan Letter") is hereby amended by adding the following sentence at the end of such subparagraph:

                 "Notwithstanding the foregoing, finished goods and work-in-process Inventory shall not be considered Eligible Inventory unless, in addition to satisfying all of your other criteria for determining Eligible Inventory, such Inventory is the subject of written purchase agreements providing for delivery of such finished goods, and finished goods to be made from such work-in- process Inventory, in each case, no later than ninety (90) days following the applicable date of your determination of Eligible
           Inventory hereunder."

           (b)   INVENTORY ADVANCE RATES.  Paragraph 2 of the Inventory
Loan Letter is hereby amended by deleting the phrase "up to fifty (50%) percent of the value of eligible finished goods and raw materials Inventory and up to thirty (30%) percent of the scrap value of eligible work-in-process Inventory" and replacing it with the following:

                 "(i) up to sixty-five (65%) percent of the Value of eligible finished goods Inventory, (2) up to fifty (50%) percent of the Value of eligible raw materials Inventory and (3) up to fifty (50%) percent of the Value of eligible work-in-process Inventory".

           (c)   INVENTORY ADVANCE SUBLIMITS.  Paragraph 3 of the
Inventory Loan Letter is hereby deleted in its entirety and replaced with the following:

                 "3. Except in your sole discretion, the outstanding aggregate principal amount of loans by you to us hereunder plus the outstanding aggregate principal amount of loans by you to our parent, Lexington Precision Corporation ("LPC"), pursuant to the Letter re: Inventory Loans executed the date hereof by LPC and you, shall not exceed, at any time, the lower of (a) the aggregate amount of the above percentages of Value of Eligible Inventory or
           (b) $5,000,000; PROVIDED, THAT, the outstanding aggregate principal amount of loans by you to us based on the percentage of Value of eligible work-in-process Inventory set forth in paragraph 2(iii) above, shall not exceed $1,000,000 at any time."





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        4.   FEE.  In consideration of Congress' entering into this Amendment,
LCI agrees to pay Congress a fee in the sum of $7,500, which fee is fully earned as of the date hereof and may be charged directly to LCI's Revolving Loan account maintained by Congress under the Financing Agreements.

        5. AMENDMENT TO NEW EQUIPMENT TERM NOTE. The form of New Equipment Term Note attached as Exhibit I to the Letter Agreement re: Amendment to Financing Agreements dated as of January 31, 1995 and the outstanding New Equipment Term Note dated as of June 26, 1995 made by LCI in the original principal sum of $1,300,000, are each hereby amended as of January 31, 1995 and June 26, 1995, respectively, such that the phrase "The Interest Rate payable hereunder shall increase or" appearing on the first line of the fourth paragraph thereof, is replaced with the following: "The Interest Rate payable hereunder as to Prime Rate Loans shall increase or".

        6. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LCI to Congress pursuant to the Financing Agreements, LCI hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

             (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

             (b) This Amendment has been duly executed and delivered by LCI and is in full force and effect as of the date hereof, and the agreements and obligations of LCI contained herein constitute the legal, valid and binding obligations of LCI enforceable against LCI in accordance with their terms.

        7. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of any conflict between the terms of this Amendment and the Accounts Agreement, the terms of this Amendment control.

        8. FURTHER ASSURANCES. LCI shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by Congress to effectuate the provisions and purposes of this Amendment.

        9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.





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        By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By:    Lawrence S. Forte
                                           ---------------------------

                                        Title: Vice President
                                              ---------------------

AGREED AND ACCEPTED:

LEXINGTON COMPONENTS, INC.

By:    Warren Delano
   -----------------------

Title: Vice Chairman
      --------------------




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                                    CONSENT
                                    -------


        The undersigned guarantor hereby consents to the foregoing Amendment and ratifies and confirms that the terms of its Guarantee and Waiver dated January 11, 1990 are applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON COMPONENTS, INC. to CONGRESS FINANCIAL CORPORATION including, without limitation, all indebtedness, liabilities and obligations under the amended Financing Agreements.

                                         LEXINGTON PRECISION CORPORATION

                                         By:    Warren Delano
                                            ----------------------------

                                         Title: President
                                               -------------------------



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